                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 17th day of July, 2005.

                                                     /s/ Rex D. Adams
                                                     ---------------------------
                                                     Rex D. Adams

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 19th day of July, 2005.

                                                     /s/ John J. Burns, Jr.
                                                     ---------------------------
                                                     John J. Burns, Jr.

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 19th day of July, 2005.

                                                     /s/ Dan R. Carmichael
                                                     ---------------------------
                                                     Dan R. Carmichael

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 19th day of July, 2005.

                                                     /s/ Thomas S. Johnson
                                                     ---------------------------
                                                     Thomas S. Johnson

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 19th day of July, 2005.

                                                     /s/ Allan P. Kirby, Jr.
                                                     ---------------------------
                                                     Allan P. Kirby, Jr.

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 19th day of July, 2005.

                                                     /s/ F.M. Kirby
                                                     ---------------------------
                                                     F.M. Kirby

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 19th day of July, 2005.

                                                     /s/ William K. Lavin
                                                     ---------------------------
                                                     William K. Lavin

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 19th day of July, 2005.

                                                     /s/ Roger Noall
                                                     ---------------------------
                                                     Roger Noall

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Alleghany Corporation Amended and Restated Directors' Stock Option Plan, Alleghany Corporation 2000 Directors' Stock Option Plan, Alleghany Corporation 2005 Directors' Stock Plan and Alleghany Corporation Subsidiary Directors' Stock Option Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 19th day of July, 2005.

                                                     /s/ James F. Will
                                                     ---------------------------
                                                     James F. Will